                                                                   EXHIBIT 99.37

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTAGE LOANS

                                                       % OF AGGREGATE
                          NUMBER OF AGGREGATE ORIGINAL PRINCIPAL BALANCE
RANGE ($)                   LOANS   PRINCIPAL BALANCE  AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------------  --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
25,000.01 - 50,000.00           1   $        50,000.00         0.02           $ 50,000.00         7.000       76.92          602
50,000.01 - 75,000.00           7   $       488,320.00         0.15           $ 69,673.61         6.850       80.00          655
75,000.01 - 100,000.00         28   $     2,476,845.00         0.77           $ 88,436.76         6.275       80.63          655
100,000.01 - 125,000.00        44   $     5,057,796.00         1.58           $114,869.48         6.100       82.16          665
125,000.01 - 150,000.00        54   $     7,442,759.00         2.32           $137,759.78         6.285       82.10          666
150,000.01 - 175,000.00        55   $     8,962,536.00         2.79           $162,569.18         6.097       80.51          662
175,000.01 - 200,000.00        80   $    14,986,648.00         4.67           $187,314.66         6.093       79.76          669
200,000.01 - 225,000.00        73   $    15,566,519.00         4.85           $213,121.62         5.881       79.18          675
225,000.01 - 250,000.00        63   $    14,968,423.00         4.66           $237,529.03         6.170       82.41          658
275,000.01 - 300,000.00       156   $    42,903,188.00        13.36           $274,967.85         6.087       82.25          670
300,000.01 - 333,700.00        99   $    31,522,841.00         9.82           $318,349.83         6.003       81.88          672
333,700.01 - 350,000.00        41   $    14,021,080.00         4.37           $341,826.79         6.004       81.29          673
350,000.01 - 600,000.00       312   $   137,036,599.00        42.68           $437,920.68         6.039       82.39          669
600,000.01 -1,000,000.00       37   $    25,580,800.00         7.97           $691,233.70         6.160       78.65          671
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   321,064,354.00       100.00           $305,323.17         6.062       81.62          669

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
RANGE ($)                   LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------------  --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
0-24,999.01                     1   $         3,411.30         0.00           $  3,411.30         7.250       80.00          650
25,000.01 - 50,000.00           1   $        50,000.00         0.02           $ 50,000.00         7.000       76.92          602
50,000.01 - 75,000.00           7   $       487,715.30         0.15           $ 69,673.61         6.850       80.00          655
75,000.01 - 100,000.00         28   $     2,476,229.37         0.77           $ 88,436.76         6.275       80.63          655
100,000.01 - 125,000.00        44   $     5,054,257.11         1.58           $114,869.48         6.100       82.16          665
125,000.01 - 150,000.00        55   $     7,584,171.90         2.37           $137,894.03         6.265       82.06          667
150,000.01 - 175,000.00        54   $     8,796,161.13         2.74           $162,891.87         6.111       80.52          662
175,000.01 - 200,000.00        80   $    14,985,172.50         4.67           $187,314.66         6.093       79.76          669
200,000.01 - 225,000.00        73   $    15,557,877.94         4.85           $213,121.62         5.881       79.18          675
225,000.01 - 250,000.00        63   $    14,964,328.97         4.67           $237,529.03         6.170       82.41          658
275,000.01 - 300,000.00       156   $    42,894,983.89        13.38           $274,967.85         6.087       82.25          670
300,000.01 - 333,700.00       100   $    31,850,009.45         9.93           $318,500.09         5.995       81.86          673
333,700.01 - 350,000.00        40   $    13,681,522.19         4.27           $342,038.05         6.022       81.32          671
350,000.01 - 600,000.00       311   $   136,627,841.39        42.62           $439,317.82         6.039       82.39          669
600,000.01 -1,000,000.00       37   $    25,575,646.90         7.98           $691,233.70         6.160       78.65          671
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
MORTGAGE RATES (%)          LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------        --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
4.999 AND LESS                 44   $    14,347,814.62         4.48           $326,086.70         4.849       76.38          715
5.000 - 5.499                 109   $    34,773,167.94        10.85           $319,019.89         5.266       79.50          705
5.500 - 5.999                 385   $   119,357,848.28        37.23           $310,020.39         5.760       80.63          674
6.000 - 6.499                 235   $    69,221,795.91        21.59           $294,560.83         6.222       81.51          658
6.500 - 6.999                 202   $    61,909,261.23        19.31           $306,481.49         6.725       84.36          650
7.000 - 7.499                  46   $    11,725,758.27         3.66           $254,907.79         7.165       85.63          653
7.500 - 7.999                  23   $     8,021,185.64         2.50           $348,747.20         7.731       87.66          631
8.000 - 8.499                   6   $     1,232,497.45         0.38           $205,416.24         8.353       88.48          647
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
ORIGINAL TERM (MOS)         LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-------------------       --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
241 - 360                   1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
REMAINING TERM (MOS)        LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
--------------------      --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
301 - 360                   1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
MORTGAGE INSURANCE          LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------        --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
YES                             0   $             0.00
NO                          1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
LIEN                        LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-------                   --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
1                           1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669
2
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
SEASONING(MOS)              LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
--------------            --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
4                               4   $     1,248,210.79         0.39           $312,052.70         6.707       83.27          670
5                             569   $   177,388,340.35        55.33           $311,754.55         6.093       81.72          669
6                             423   $   126,425,804.28        39.44           $298,878.97         6.001       81.38          669
7                              50   $    14,331,673.92         4.47           $286,633.48         6.181       82.62          670
8                               4   $     1,195,300.00         0.37           $298,825.00         5.849       78.37          657
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
COMBINED LTVS               LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-------------             --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
35.01 - 40.00                   3   $     1,001,947.28         0.31           $333,982.43         5.177       38.92          684
45.01 - 50.00                   1   $       192,500.00         0.06           $192,500.00         5.500       50.00          683
50.01 - 55.00                   2   $       510,500.00         0.16           $255,250.00         5.593       52.63          683
55.01 - 60.00                   4   $     1,719,230.97         0.54           $429,807.74         6.067       57.71          640
60.01 - 65.00                   7   $     3,111,831.26         0.97           $444,547.32         5.667       63.61          665
65.01 - 70.00                  17   $     5,664,346.42         1.77           $333,196.85         5.648       69.00          658
70.01 - 75.00                  25   $     9,326,899.29         2.91           $373,075.97         5.696       72.94          665
75.01 - 80.00                 747   $   216,230,459.54        67.45           $289,465.14         5.949       79.91          673
80.01 - 85.00                  44   $    16,250,109.31         5.07           $369,320.67         6.199       84.03          668
85.01 - 90.00                 133   $    45,450,930.06        14.18           $341,736.32         6.431       89.66          656
90.01 - 95.00                  67   $    21,130,575.21         6.59           $315,381.72         6.711       94.70          663
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

OWNER OCCUPANCY OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
OWNER OCCUPANCY             LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
---------------           --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
OWNER                       1,028   $   315,632,555.60        98.45           $307,035.56         6.059       81.58          669
INVESTMENT
SECOND HOME                    22   $     4,956,773.74         1.55           $225,307.90         6.256       83.64          705
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

PROPERTY TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
PROPERTY TYPES              LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
----------------------    --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
SINGLE FAMILY DETACHED        726   $   227,228,509.11        70.88           $312,986.93         6.062       81.65          667
DEMINIMUS PUD                 137   $    39,737,608.70        12.40           $290,055.54         6.067       81.56          669
CONDO                         123   $    33,458,476.07        10.44           $272,020.13         5.903       81.23          679
2-4 FAMILY                     27   $    10,196,032.88         3.18           $377,630.85         6.568       81.51          678
PUD                            37   $     9,968,702.58         3.11           $269,424.39         6.072       82.52          671
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

LOAN PURPOSE OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
LOAN PURPOSE                LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
---------------------     --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
PURCHASE                      617   $   180,466,526.99        56.29           $292,490.32         5.956       81.00          680
REFINANCE - CASHOUT           310   $   100,451,996.86        31.33           $324,038.70         6.220       82.25          656
REFINANCE - RATE TERM         123   $    39,670,805.49        12.37           $322,526.87         6.150       82.83          654
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

DOCUMENT TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
DOCUMENT TYPE               LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-------------             --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
FULL                          719   $   211,018,066.82        65.82           $293,488.27         5.988       81.67          668
LIMITED                       148   $    49,997,307.25        15.60           $337,819.64         6.034       81.20          665
STREAMLINED                    59   $    17,580,585.75         5.48           $297,976.03         6.417       80.77          704
LITE                           50   $    16,332,049.18         5.09           $326,640.98         6.245       82.09          659
STATED                         41   $    14,021,367.43         4.37           $341,984.57         6.590       81.75          671
FULL/ALT                       33   $    11,639,952.91         3.63           $352,725.85         6.111       82.94          662
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

PRODUCT TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
PRODUCT TYPE                LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
----------------          --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
2/28 60 MONTH IO              905   $   274,696,003.12        85.68           $303,531.50         6.073       81.86          669
3/27 60 MONTH IO              145   $    45,893,326.22        14.32           $316,505.70         6.001       80.18          671
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
STATE                       LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
----------                --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
CALIFORNIA                    718   $   249,501,218.68        77.83           $347,494.73         6.014       81.29          670
MARYLAND                       39   $     9,343,646.55         2.91           $239,580.68         6.348       83.58          669
ARIZONA                        46   $     8,347,032.65         2.60           $181,457.23         6.208       81.98          663
OTHER                         247   $    53,397,431.46        16.66           $216,183.93         6.214       82.73          666
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

PREPAY PENALTY FOR MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
PREPAY PENALTY              LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------        --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
HAS PREPAY PENALTY            912   $   284,766,876.06        88.83           $312,244.38         6.001       81.31          669
NONE                          138   $    35,822,453.28        11.17           $259,582.99         6.548       84.02          669
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

PREPAY TERM FOR MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
PREPAY TERM                 LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-----------------         --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
12                             31   $    11,400,021.55         3.56           $367,742.63         6.505       81.96          660
24                            759   $   235,344,627.05        73.41           $310,071.97         5.979       81.64          669
36                            122   $    38,022,227.46        11.86           $311,657.60         5.987       79.13          672
NO PREPAY PENALTY             138   $    35,822,453.28        11.17           $259,582.99         6.548       84.02          669
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669

FICO SCORES OF MORTGAGE LOANS

                                    AGGREGATE PRINCI-    % OF AGGREGATE
                          NUMBER OF PAL BALANCE AS OF  PRINCIPAL BALANCE
FICO SCORES                 LOANS      CUT-OFF DATE    AS OF CUT-OFF DATE AVG CURRENT BALANCE WA GROSS CPN WA COMBLTV GWAC WA FICO
-----------               --------- ------------------ ------------------ ------------------- ------------ ---------- ---- -------
540 TO 559                      1   $       144,000.00         0.04           $144,000.00         6.250       80.00          557
560 TO 579                      1   $       255,000.00         0.08           $255,000.00         5.750       59.30          576
580 TO 599                     36   $    10,123,999.78         3.16           $281,222.22         6.565       81.22          588
600 TO 619                    114   $    31,249,120.35         9.75           $274,115.09         6.498       82.47          609
620 TO 639                    158   $    49,332,533.79        15.39           $312,231.23         6.259       81.95          629
640 TO 659                    194   $    58,405,204.76        18.22           $301,057.76         6.186       81.42          650
660 TO 679                    179   $    54,837,059.10        17.11           $306,352.29         6.020       82.74          669
680 TO 699                    117   $    38,220,839.85        11.92           $326,673.84         5.937       82.55          689
700 TO 719                     91   $    29,194,118.11         9.11           $320,814.48         5.806       79.54          708
720 TO 739                     64   $    20,304,026.54         6.33           $317,250.41         5.604       79.85          730
740 TO 759                     42   $    13,709,203.28         4.28           $326,409.60         5.642       81.02          751
760 TO 779                     35   $     9,811,878.46         3.06           $280,339.38         5.757       80.56          769
780 TO 799                     16   $     4,176,217.12         1.30           $261,013.57         5.574       80.03          787
800 TO 819                      2   $       826,128.20         0.26           $413,064.10         5.066       84.52          803
                            -----   ------------------       ------           -----------         -----       -----          ---
TOTAL:                      1,050   $   320,589,329.34       100.00           $305,323.17         6.062       81.62          669